SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 29, 2000
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number


                      Ohio                                31-0987416
----------------------------------------------      -----------------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)

          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                                          45750
--------------------------------------------------------        -------------
(Address of principal executive offices)                          (Zip Code)


                                 (740) 373-3155
              Registrant's telephone number, including area code:


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On March 29, 2000, Peoples Bancorp Inc. announced the expansion of its market presence in Parkersburg, West Virginia.The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.


     EXHIBIT NUMBER        DESCRIPTION

         99                News Release issued March 29, 2000

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  March 29, 2000                    PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                            By:      /s/ ROBERT E. EVANS
                                         Robert E. Evans
                                         President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number            Description                              Page
--------------------      ----------------------------------  ----------------
    99                    News Release issued March 29, 2000         4